UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: July 27, 2012
(Date of earliest event reported)

Umpqua Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	001-34624 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200

Portland, Oregon 97258

(address of Principal Executive Offices)(Zip Code)

(503) 727-4100

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On Wednesday, August 1, 2012, beginning at approximately 2:00 p.m. eastern time, executive officers of Umpqua Holdings Corporation are scheduled to give a presentation of Umpqua's business strategies and financial performance at the Keefe, Bruyette & Woods (KBW) 2012 Community Bank Investor Conference, at the Marriott Marquis Times Square, New York, NY. A copy of the presentation will be available on Umpqua’s investor relations web site at www.umpquaholdingscorp.com and is attached as Exhibit 99.1. The conference is for invited guests of KBW only; webcast registration information is provided at http://www.kbw.com/conferences/webcast-20120731.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
99.1 Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: July 27, 2012	By: /s/ Andrew H. Ognall Andrew H. Ognall Assistant Secretary